EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 25, 2009, by and among Pacific Financial Corporation, a Washington corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $1.00 per share, and any securities into which such shares of common stock may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 90th calendar day following the Closing Date (or the 120th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission)and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 45th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 5(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the OTC Bulletin Board.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.

“Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares issuable upon exercise of the Warrants and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares or Warrant Shares, provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner of sale restrictions by Holders who are not Affiliates of the Company.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Guidance" means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Shareholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.           Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”).  The Initial Registration Statement shall be on such form available to the Company to register for resale of the Registrable Securities as a secondary offering and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A.    Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.  Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the shares of Common Stock to be included by any Person other than a Holder; second, the Company shall reduce or eliminate any shares of Common Stock to be included by any Affiliate of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all other Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders; provided that, any reduction of Registrable Securities pursuant to the foregoing will first reduce Warrant Shares.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as reasonably requested and allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).  No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(b)           The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 (the “Effectiveness Period”).  The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement and promptly thereafter file a final Prospectus with the Commission, as required by Rule 424(b) and in accordance with the time periods required by Rule 424(b).

(c)           If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) on or prior to the Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) (other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement)), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the Closing Date, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) and as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) or pursuant to a then effective Registration Statement (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each quarterly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to the lesser of (A) 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date and (B) $20,000.  The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Period), and in no event shall, the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, ten percent (10%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement at the Closing.  The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a quarter prior to the cure of an Event, except in the case of the first Event Date.  The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act.

(d)          Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire not more than five (5) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Shareholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e)           Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed sixty (60) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of ninety (90) days (each Grace Period complying with this provision being an “Allowable Grace Period”).   For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period.    Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(f)           In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.           Registration Procedures

In connection with the Company's registration obligations hereunder:

(a)           the Company shall not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents).  The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable, and the period of any resulting delay is added to any deadline or compliance period set forth in this Agreement.

(b)           (i)  the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders (pursuant to the notice provision of the Purchase Agreement) true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Shareholders”; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)           the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Shareholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Shareholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d)           the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)           the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)           the Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)           the Company shall, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.  Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(h)           the Company shall following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)            the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(j)            the Company shall reasonably cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder.

(k)           if requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(l)            the Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4.           Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading and (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit.  In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.           Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement but at all times subject to Section 5(c) of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees and expenses) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, in which case the Indemnifying Party will be responsible for such fees and expenses through the date of any assumption of defense by the Indemnified Party with counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel reasonably acceptable to the Indemnifying Party that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent may be given in its sole discretion so long as it has agreed to assume defense and has the financial and other means to do so effectively.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable attorney fees and expenses to the extent incurred in connection with such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6.           Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Piggyback on Registrations; Prohibit on Filing Other Registration Statements.  Except for other purchasers in the Offering, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8, (ii) in connection with an acquisition, on Form S-4 or (iii) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by the Company’s board of directors.  For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing shareholders of the Company under the Securities Act or from filing amendments to registration statements filed prior to the date of this Agreement.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery and other requirements of the Securities Act and applicable state securities laws as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(d)           Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.    The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           No Inconsistent Agreements.  Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that conflicts with the provisions hereof.

(f)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself.  Notwithstanding the foregoing,  a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.

(g)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities.  Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)           Execution and Counterparts.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k)           Cumulative Remedies.  Except as provided in Section 2(c) with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)           Headings.  The headings in this Agreement are for convenience only and shall not limit or otherwise affect  the meaning hereof.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PACIFIC FINANCIAL CORPORATION

By:	/s/ Denise Portmann
Name: Denise Portmann
Title: Executive Vice President, Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

AUTHORIZED SIGNATORY

By: Wellington Management Company, LLP
an Investment Adviser

By:	/s/ Robert J. Toner
Name: Robert J. Toner
Title: Vice President and Counsel

ADDRESS FOR NOTICE

c/o: Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Annex A

PLAN OF DISTRIBUTION

We are registering the Common Stock issued, or issuable upon the exercise of warrants, to the selling shareholder to permit the resale of these shares of Common Stock by the holders of the Common Stock from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling shareholders of the Common Stock.  We will bear all fees and expenses incident to our obligation to register the Common Stock.

The selling shareholders may sell all or a portion of the Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the Common Stock is sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions.  The Common Stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions.  The selling shareholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. If the selling shareholders effect such transactions by selling Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the Common Stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.

In connection with sales of the Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume.  The selling shareholders may also sell Common Stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling shareholders may deliver Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling shareholders may also loan or pledge Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use shares registered on this registration statement to cover short sales of our Common Stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.  The selling shareholders also may transfer and donate the Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer or agents participating in the distribution of the Common Stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales.  In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling shareholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling shareholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.  Upon the Company being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the Common Stock was sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).

Under the securities laws of some states, the Common Stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Common Stock by the selling shareholder and any other participating person.  To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Common Stock to engage in market-making activities with respect to the Common Stock.  All of the foregoing may affect the marketability of the Common Stock and the ability of any person or entity to engage in market-making activities with respect to the Common Stock.

We will pay all expenses of the registration of the Common Stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling shareholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it.  We will indemnify the selling shareholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution.  We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Annex B

PACIFIC FINANCIAL CORPORATION

SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of common stock, par value $1.00 per share, of Pacific Financial Corporation, a Washington corporation (the “Company”), issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of August 25, 2009, understands that the Company intends to file with the Securities and Exchange Commission a registration statement (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of a certain Registration Rights Agreement by and among the Company and the Purchasers named therein, dated as of August 25, 2009 (the “Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling shareholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below).  Holders must complete and deliver this Notice and Questionnaire in order to be named as selling shareholders in the Prospectus.  Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within five (5)Trading Days following the date of the Agreement (1) will not be named as selling shareholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling shareholder in the Resale Registration Statement and the Prospectus.  Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling shareholder in the Resale Registration Statement and the Prospectus.
NOTICE

The undersigned holder (the “Selling Shareholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Shareholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale:

4.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐    No   ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐    No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes   ☐    No   ☐

Note:	If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐    No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

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By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement.  The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title: